UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2012 (March 23, 2012)
ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Energy Transfer Equity, L.P. ("ETE") filed a Current Report on Form 8-K on March 28, 2012 (the “Original Report”) to report, among other things, the acquisition of Southern Union Company ("Southern Union"). Southern Union will continue to operate as a wholly-owned subsidiary of ETE. This Current Report on Form 8-K/A (the “Amendment”) supplements the Original Report to include the financial statements of Southern Union and unaudited pro forma condensed consolidated financial information.
Item 8.01. Other Events.
Pro Forma Financial Information
Exhibit 99.1 to this Current Report on Form 8-K/A presents the following unaudited pro forma condensed consolidated financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2011;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011; and

•	Notes to unaudited pro forma condensed consolidated financial statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Southern Union Company and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.
	By:	LE GP, LLC
its general partner

Date: June 6, 2012	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Southern Union Company and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009